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           THE DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE VARIABLE ANNUITY

                                   Issued by

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

                       Supplement Dated September 1, 2000
                                     to the
                          Prospectus dated May 1, 2000


For New Jersey residents, the optional guaranteed minimum income benefit is as described in this supplement and not as described in the prospectus.


Guaranteed Minimum Income Benefit

The optional guaranteed minimum income benefit ("GMIB") rider assures you of a minimum level of income in the future by guaranteeing you a minimum annuitization value (discussed below). You may elect to purchase this benefit, which provides a minimum amount you will have to apply to a GMIB payment option. Furthermore, if you elect the guaranteed minimum payment option, you will be guaranteed a minimum level of payments once you begin to receive them. By electing this benefit, you can participate in the gains of the underlying variable investment options you select while knowing that you are guaranteed a minimum level of income in the future, regardless of the performance of the underlying variable investment options.

You can annuitize under the GMIB (subject to the conditions described below) at the greater of the account value or the minimum annuitization value (subject to any applicable adjustment).

Minimum Annuitization Value. If you add the GMIB  in the first contract year,
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the minimum annuitization value on the rider date (i.e., the date the rider is added to the contract) is the total purchase payments paid less any prior withdrawals. If you add the GMIB after the first contract year, the minimum annuitization value on the rider date is the account value.

After the rider date, the minimum annuitization value is equal to the greater of:

 . the greater of the minimum annuitization value on the Rider Date or the largest account value on any rider anniversary, prior to the earlier of any owner's or annuitant's 86th birthday, adjusted for any subsequent purchase payments (less the sum of all subsequent withdrawals adjusted as described below and any premium taxes); or

 . the minimum annuitization value on the rider date, plus the sum of all purchase payments received after the rider date, less withdrawals (adjusted as described below) and premium taxes, plus interest thereon, equal to the annual effective interest rate specified on page one of the rider, up to:

  a) the rider anniversary prior to the earlier of any owner's or annuitant's 86th birthday; or

  b) the date the sum of all purchase payments, (less the sum of all adjusted withdrawals and premium taxes), together with credited interest, has grown to two times the amount of all purchase payments, (less all adjusted withdrawals and premium taxes) as a result of such interest accumulation, if earlier.

Please note that if you annuitize using the GMIB on any date other than the 30-day period following a rider anniversary, there may be a downward adjustment to your minimum annuitization value. However, if you annuitize within the 30-day period following any rider anniversary, no adjustment will be made. (See "Minimum Annuitization Value Adjustment" below.)

Withdrawals may reduce the minimum annuitization value on a basis greater than dollar-for-dollar. (See the SAI for more information.)




                 This Prospectus Supplement must be accompanied
                             by the Prospectus for
  The Dreyfus/Transamerica Triple Advantage Variable Annuity dated May 1, 2000
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The minimum annuitization value may only be used to annuitize using the GMIB payment options and may not be used with any of the other annuity payment options listed in the prospectus. The GMIB payment options are:

 . Life Income--An election may be made for "No Period Certain" or "10 Years
  Certain". In the event of the death of the annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

 . Joint and Full Survivor--An election may be made for "No Period Certain" or "10 Years Certain". Payments will be made as long as either the annuitant or joint annuitant is living. In the event of the death of both the annuitant and joint annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

Please note that if you annuitize using the GMIB before the 7th rider anniversary, the first payment will be calculated with an annuity factor age adjustment. (See "Annuity Factor Age Adjustment" below.)

Minimum Annuitization Value Adjustment.  If you annuitize under the GMIB on any
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date after a 30-day period following a rider anniversary, the minimum annuitization value will be adjusted downward if your account value (plus any purchase payments made and minus any amounts withdrawn from your account value since the last rider anniversary) is less than the account value on the last rider anniversary or Rider Date (plus any purchase payments made and minus any amounts withdrawn from your account value since the last rider anniversary or Rider Date).

The adjusted minimum annuitization value will equal:

 . the account value on the date you annuitize; plus

 . the minimum annuitization value on the most recent rider anniversary (or the rider date for annuitizations within the first rider year); minus

 . the account value on the most recent rider anniversary (or the rider date for annuitizations within the first rider year).

The minimum annuitization value will not be adjusted if:

 . you annuitize within 30 days following a rider anniversary; or

 . your account value (plus any purchase payments made and minus any amounts withdrawn from your account value since the last rider anniversary) is more than the account value on last rider anniversary (or the rider date for annuitizations within the first rider year).

Annuity Factor Age Adjustment.  If you annuitize using the GMIB before the 7th
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rider anniversary, the first payment will be calculated with an annuity factor age adjustment resulting in lower payments than if an annuity factor age adjustment was not used. (See the SAI for information concerning the calculation of the initial payment.) The age adjustment shown in the table below should be subtracted from your current age. The age adjustment is as follows:


   Number of Years
      Since the
      Rider Date            Age Adjustment
----------------------------------------------
         0-1                      7
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         1-2                      6
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         2-3                      5
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         3-4                      4
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         4-5                      3
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         5-6                      2
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         6-7                      1
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          7                       0
----------------------------------------------


  Please note that the minimum annuitization value is used solely to calculate the GMIB annuity payments. The GMIB does not establish or guarantee account value or guarantee performance of any investment option. Because this benefit is based on conservative actuarial factors, the level of lifetime income that it guarantees may be less than the level that would be provided by application of the account value at otherwise applicable adjusted annuity factors. Therefore, the GMIB should be regarded as a safety net. The costs of annuitizing under the GMIB include the guaranteed minimum payment fee (if the guaranteed minimum payment option is elected), and also the lower payout levels inherent in the annuity tables used for those minimum payouts (which may also include an annuity factor age adjustment). These costs should be balanced against the benefits of a minimum payout level.

Benefits and fees under the GMIB rider (the rider fee and the guaranteed minimum payment fee) are guaranteed not to change after the rider is added. However, all of these benefits and fees may change if you elect to upgrade the minimum annuitization value.

Minimum Annuitization Value Upgrade. You can upgrade your minimum annuitization
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value to the account value at any time before your 88th birthday. For your convenience, we will put the last date to upgrade on page one of the rider.
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If you upgrade:

 . the current rider will terminate and a new one will be issued with its own specified guaranteed benefits and fees; and

 . the new rider's specified benefits and fees may not be as advantageous as before.

It generally will not be to your advantage to upgrade unless your account value exceeds your minimum annuitization value at that time.

Conditions of Exercise of the Guaranteed Minimum Income Benefit. You can
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annuitize using the GMIB at any time. You cannot, however, annuitize using the
GMIB after your 95th birthday. For your convenience, we will put the last date to annuitize using the GMIB on page one of the rider.

Note Carefully:

 . If you annuitize at any time other than within a 30-day period following a rider anniversary, there may be a negative adjustment to your minimum annuitization value. (See "Minimum Annuitization Value Adjustment.")

 . If you annuitize before the 7th rider anniversary there will be an annuity factor age adjustment. (See "Annuity Factor Age Adjustment.")

Guaranteed Minimum Payment Option.  If you choose the guaranteed minimum payment
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option on the election date, annuity payments are guaranteed to never be less than the initial payment. (See the SAI for information concerning the calculation of the initial payment.) The payments will also be "stabilized" or held constant during each year.

During the first year after annuitizing using the guaranteed minimum payment option, each stabilized payment will equal the initial payment. On each anniversary thereafter, the stabilized payment will increase or decrease depending on the performance of the investment options you selected (but will never be less than the initial payment), and then be held constant at that amount for that year. The stabilized payment on each anniversary will equal the greater of the initial payment or the payment supportable by the annuity units in the selected investment options. (See the SAI for additional information concerning stabilized payments.)

Guaranteed Minimum Income Benefit Rider Fee. A rider fee, currently 0.35% of the
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minimum annuitization value on the contract anniversary, is charged annually prior to annuitization. We will also charge this fee if you take a complete withdrawal. The rider fee is deducted from each variable investment option in proportion to the amount of account value in each subaccount.

Guaranteed Minimum Payment Option Fee. A guaranteed minimum payment option fee,
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currently equal to an effective annual rate of 1.25% of the daily net asset value in the separate account, is reflected in the amount of the variable payments you receive if you annuitize under the GMIB rider and choose the guaranteed minimum payment option. The guaranteed payment fee is included on page one of the rider.

Termination. The GMIB will terminate upon the earliest of the following:
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 . the date we receive written notice from you requesting termination of the
  GMIB;

 . annuitization (you will still get guaranteed minimum stabilized payments if you annuitize using the minimum annuitization value under the GMIB and you select the guaranteed minimum payment option);

 . upgrade of the minimum annuitization value (although we will issue a new rider to you );

 . termination of your contract; or

 . 30 days after the last date to elect the benefit as shown on page 1 of the rider.